QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.11

Villa Guardia, 5th July 2004
Messrs. SIRTON PHARMACEUTICALS S.p.A. Piazza XX Settembre 2 22079 VILLA GUARDIA—COMO
Administration and Finance
SC/vs

        With reference to the investment programmes under way, for an improved management of the bank loans granted, we are writing to request you to grant us a loan of Euro 600,000 in the ways and under the conditions you suggest.

        We trust we will receive your positive reply on this matter,

Your sincerely,
Gentium S.p.A. Administration and Finance /s/ S. Carsana Sauro Carsana

Villa Guardia, 6th July 2004
Messrs. GENTIUM S.p.A. Piazza XX Settembre, 2 22079 VILLA GUARDIA—COMO
Deputy Chairperson's Office
LIF/vs

        In reply to your letter of 05/07/2004, we wish to inform you that we are willing to put at your disposal the sum of Euro 600,000 by way of loan under the following conditions:

1.
Duration

    Until 1/10/2008

2.
Reimbursement

    In a single payment, with the faculty of the borrower to return the sum in advance with 30 days' written notice.

3.
Remuneration

    Fixed rate of 3.5%.

4.
Payment

    Deferred annual.

        Confident that we have fulfilled your request in the best ways possible, we would be grateful if, for formal regularity, you confirm this letter in full.

Yours sincerely,
Sirton Pharmaceuticals S.p.A. The Deputy Chairperson /s/ Laura Iris Ferro Dr. Laura Iris Ferro

Villa Guardia, 7th July 2004
Messrs. SIRTON PHARMACEUTICALS S.P.A. Piazza XX Settembre, 2 22079 VILLA GUARDIA—COMO
Administration and Finance
CS/vs

        In reply to your letter of 06/07/2004, please find below its full contents which we accept and sign for acceptance:

        "In reply to your letter of 05/07/04, we wish to inform you that we are willing to put at your disposal the sum of Euro 600,000 by way of loan under the following conditions:

1.
Duration

    Until 1/10/2008

2.
Reimbursement

    In a single payment, with the faculty of the borrower to return the sum in advance with 30 days' written notice.

3.
Remuneration

    Fixed rate of 3.5%.

4.
Payment

    Deferred annual.

        Confident that we have fulfilled your request in the best ways possible, we would be grateful if, for formal regularity, you confirm this letter in full."

        Thanking your for your helpfulness,

Yours sincerely,
Gentium S.p.A. Administration and Finance /s/ S. Carsana Dr. Sauro Carsana

QuickLinks

  Exhibit 10.11